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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


   As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in this Registration Statement on Form S-4, filed on September 8, 1999 and the Post-Effective Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-82657.

                                          /s/ Arthur Andersen & Co.



September 7, 1999
Hamilton, Bermuda